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                                                                EXHIBIT 10.10(l)


              AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT



               This Amendment Number Two to Loan and Security Agreement ("Amendment") is entered into as of March 19, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation ("IRIS"), PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC, a Delaware limited liability company ("PSI"), and STATSPIN, INC., a Massachusetts corporation ("Statspin") ( collectively "Borrowers"), in light of the following:

               FACT ONE: Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of May 5, 1998 (as amended, the "Agreement").

               FACT TWO: Borrowers and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

               NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

               1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

               2. AMENDMENTS.

                      (a) Sections 7.20(b) and 7.20(c) of the Agreement are hereby amended by deleting the same in their entirety and replacing them with the following:

        "(b) EBITDA. EBITDA, measured on a trailing four quarter basis, of not less than the amount set forth in the table below as at the fiscal quarter-end indicated:

Fiscal Quarter Ending                              Minimum EBITDA
------------------------------------               --------------

March 31, 1999, June 30, 1999 and
September 30, 1999                                 $3,000,000
December 31, 1999 and March 31, 2000                4,000,000
June 30, 2000 and September 30, 2000                4,500,000
December 31, 2000 and each fiscal                  $4,500,000
quarter ending thereafter

        "(c) Minimum Gross Margin. A gross margin of at least 44% of Supply and Service Revenue."

                        (b) Section 6.8 the Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:


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        "6.8 MAINTENANCE OF EQUIPMENT. Maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted), and make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Other than those items of Equipment that constitute fixtures on the Closing Date, such Borrower shall not permit any item of its Equipment to become a fixture to real estate or an accession to other property, and such Equipment shall at all times remain personal property, provided, however, that Borrower may spend up to $40,000 per fiscal year in leasehold improvements to premises used to conduct its business."

               3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof, except as set forth in Schedule 3.1 to Amendment Number One to the Agreement.

               4. NO DEFAULTS. Except as provided in Section 5 herein, Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

               5. WAIVER OF DEFAULT. Borrowers were in default of Section 7.20(b), EBITDA Financial Covenant, for the fiscal quarter ended December 31, 1998 (the "EBITDA Default"), of Section 6.8, Maintenance of Equipment covenant for the quarter ended December 31, 1998 (the "Maintenance of Equipment Default") and of Section 6.4, Tax Returns (the "Tax Return Default"). Foothill hereby waives the EBITDA Default and the Maintenance of Equipment Default solely for such quarter and the Tax Return Default solely for the 1997 Federal Tax Return.

               6. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the following:

                        (a) Payment by Borrowers to Foothill of an amendment fee in the aggregate amount of $6,000, such fee to be charged to Borrowers' loan account pursuant to Section 2.5(d) of the Agreement; and

                        (b) Receipt by Foothill of an executed copy of this Amendment.

               7. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

               8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.


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               9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation


                            By:  /s/  STEPHEN SCHWARTZ
                               -------------------------------------------------
                            Title:  Assistant Vice President
                                  ----------------------------------------------


                            INTERNATIONAL REMOTE IMAGING SYSTEMS,
                            INC., a Delaware corporation


                            By:  /s/  F. H. DEINDOERFER
                               -------------------------------------------------
                            Title:  Chairman and President
                                  ----------------------------------------------

                            STATSPIN, INC.,
                            a Massachusetts corporation


                            By: /s/  MARTIN S. McDERMOT
                               -------------------------------------------------
                            Title  Vice President and Chief Financial Officer
                                  ----------------------------------------------


                            PERCEPTIVE SCIENTIFIC INSTRUMENTS, LLC,
                            a Delaware limited liability company

                            By: Statspin, Inc., a Massachusetts corporation, Its sole Member

                                    By: /s/ MARTIN S. McDERMOT
                                       -----------------------------------------
                                    Title: Vice President and Chief Financial
                                           Officer
                                          --------------------------------------


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